Exhibit 99.6

Dear Partner,

On February 22, 2021, ATI and Fortress Value Acquisition Corp. II, a special purpose acquisition company, announced that they have entered into a definitive merger agreement. Upon closing of the transaction, the combined company will operate as ATI Physical Therapy, Inc. and plans to trade on the NYSE.

This is a major milestone in our growth as a leading healthcare organization. As a public company, we will have greater visibility and resources to extend our service offerings into a health-related treatment of musculoskeletal-related issues. While this is an important event for the future of our company, you will see little change in our day-to-day operations.

Not only is this an important event for the future of our company, it is also presents opportunities to possibly expand our partnerships and develop new value-added services in new markets and locations across our national footprint.

We anticipate a continued increase in demand for the solutions we provide following the end of the COVID-19 pandemic, and we look forward to working together with you to capture a growing number of business opportunities.

Throughout our growth, the relationships we have cultivated and the trust we have built with our partners has been critical to our success. We are grateful for your continued support and look forward to seeing what we can accomplish together in this new chapter of ATI’s story.

If you have any questions, please do not hesitate to contact us at XXXXX.

Sincerely,

<NAME>

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Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by Fortress Value Acquisition Corp. II’s, a Delaware corporation (“Parent”), public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the transaction among Parent, Wilco Holdco, Inc., a Delaware corporation (the “Company”), and FVAC Merger Corp. II, a Delaware corporation and a direct, wholly-owned subsidiary of Parent (the “Business Combination”). These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s and Parent’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and Parent. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Parent is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed Business Combination disrupts current plans and operations of Parent or the Company as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to the Company and costs related to the proposed Business Combination; (ix) risks related to the rollout of the Company’s business strategy and the timing of expected business milestones; (x) the effects of competition on the Company’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against Parent, the Company or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by Parent’s public stockholders; (xiv) the ability of Parent’s or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed Business Combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in Parent’s final prospectus dated August 11, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Parent’s filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Parent nor the Company presently know or that Parent and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Parent’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Parent and the Company anticipate that subsequent events and developments will cause Parent’s and the Company’s assessments to change. However, while Parent and the Company may elect to update these forward-looking statements at some point in the future, Parent and the Company specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Parent’s and the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

This communication is being made in respect of the proposed Business Combination involving Parent and the Company. Parent intends to file with the SEC a preliminary proxy statement relating to the proposed Business Combination, which will be mailed (if and when available) to its stockholders once definitive. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. Parent’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement and any other documents filed, in connection with

Parent’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination and other matters, as these materials will contain important information about Parent, the Company and the proposed Business Combination.

When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Parent as of the record date to be established for voting on the proposed Business Combination. Stockholders of Parent will also be able to obtain copies of the proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by Parent may be obtained free of charge from Parent at https://www.fortressvalueac2.com/sec-filings or upon written request to Parent at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations, or by calling (212) 798-6100.

Disclaimer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an applicable exemption from the registration requirements thereof. This communication relates to a proposed Business Combination between Parent and the Company.

Participants in the Solicitation

Parent, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Parent’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Parent’s stockholders in connection with the proposed Business Combination will be set forth in Parent’s proxy statement when it is filed with the SEC. You can find more information about Parent’s directors and executive officers in Parent’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in Parent’s preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

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